UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 27, 2015

Mylan N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	333-199861	98-1189497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Albany Gate, Darkes Lane Potters Bar, Herts	EN6 1AG, UNITED KINGDOM
(Address of principal executive offices)	(Zip Code)

+44 (0) 1707 853 000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Second Supplemental Indenture to the Cash Convertible Notes Indenture

On February 27, 2015, Mylan Inc., a Pennsylvania corporation (“Mylan”), as the issuer, Mylan N.V., a public limited company (naamloze vennootschap) organized and existing under the laws of the Netherlands, with its corporate seat (statutaire zetel) in Amsterdam, the Netherlands (“New Mylan”) and The Bank of New York Mellon, as the trustee (the “Trustee”), entered into the Second Supplemental Indenture (the “Second Supplemental Indenture”) to the Indenture dated as of September 15, 2008 (the “Convertible Notes Indenture”), as supplemented by the First Supplemental Indenture dated as of November 29, 2011, by and between Mylan and the Trustee. The Second Supplemental Indenture provides, among other things, that for all cash conversions with a Cash Conversion Trigger Date (as defined in the Convertible Notes Indenture) on or after the date of the consummation of the Merger (as defined below), the cash settlement of the Conversion Reference Value (as defined in the Convertible Notes Indenture) will be based on the value over the applicable Conversion Reference Period (as defined in the Convertible Notes Indenture) of the New Mylan ordinary shares, which holders of shares of Mylan common stock receive in respect of each share of Mylan common stock at or around the date of the consummation of the Merger (as defined below). The Second Supplemental Indenture also modifies certain other provisions of the Convertible Notes Indenture to reflect that Mylan will be a wholly-owned subsidiary of New Mylan.

The foregoing summary of the Second Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Second Supplemental Indenture, a copy of which is filed with this Current Report as Exhibit 4.1 and incorporated herein by reference.

Warrants and Convertible Note Hedges

On February 27, 2015, Mylan received notices from each of Merrill Lynch International (“Merrill Lynch”) and Goldman Sachs & Co. (“GS”, and together with Merrill Lynch, the “Dealers”), adjusting the terms of certain confirmations, entered into September 9, 2008 with the Dealers pursuant to which Mylan sold to the Dealers, and the Dealers purchased from Mylan, warrants to purchase shares of Mylan common stock (the “Warrants”). As a result of the adjustments, among other things, Mylan will settle its obligations under the Warrants by delivering New Mylan ordinary shares. Mylan also received notices from each of the Dealers adjusting the terms of certain confirmations, entered into September 9, 2008 with the Dealers related to Mylan’s convertible note hedges, as required by the terms of the original confirmations.

On February 27, 2015, New Mylan entered into guarantees pursuant to which New Mylan will guarantee all payments, deliveries and performance by Mylan under the Warrants.

Senior Notes Guarantees

On February 27, 2015, New Mylan, Mylan and The Bank of New York Mellon, as the Trustee, entered into (i) the Third Supplemental Indenture to the Convertible Notes Indenture, as supplemented by the Second Supplemental Indenture dated as of February 27, 2015 (the “Supplemental Convertible Notes Indenture”), (ii) the Second Supplemental Indenture to the Indenture dated as of May 19, 2010 (the “2010 Indenture”), as supplemented by the First Supplemental Indenture dated as of November 29, 2011, by and between Mylan and the trustee, (iii) the First Supplemental Indenture to the Indenture dated as of December 21, 2012 (the “2012 Indenture”), by and between Mylan and the trustee, (iv) the First Supplemental Indenture to the Indenture dated as of June 25, 2013 (the “June 2013 Indenture”), by and between Mylan and the trustee, and (v) the Second Supplemental Indenture to the Indenture dated as of November 29, 2013 (the “November 2013 Indenture” and, together with the Supplemental Convertible Notes Indenture, the 2010 Indenture, the 2012 Indenture and the June 2013 Indenture, the “Senior Notes Indentures”), as supplemented by the First Supplemental Indenture dated as of November 29, 2013, by and between Mylan and the trustee, in each case, pursuant to which New Mylan guaranteed all of Mylan’s obligations under each series of senior notes outstanding under each Senior Notes Indenture.

The foregoing summary of the supplemental indentures does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Third Supplemental Indenture to the Supplemental Convertible Notes Indenture, a copy of which is filed with this Current Report as Exhibit 4.2, the Second Supplemental Indenture to the 2010 Indenture, a copy of which is filed with this Current Report as Exhibit 4.3, the First Supplemental Indenture to the 2012 Indenture, a copy of which is filed with this Current Report as Exhibit 4.4, the First Supplemental Indenture to the June 2013 Indenture, a copy of which is filed with this Current Report as Exhibit 4.5, and the Second Supplemental Indenture to the November 2013 Indenture, a copy of which is filed with this Current Report as Exhibit 4.6 and, in each case, incorporated by reference into this Item 1.01.

Senior Revolving Credit Agreement

On December 19, 2014, Mylan entered into a $1,500 million revolving credit agreement (the “Senior Revolving Credit Agreement”) among Mylan, certain lenders and issuing banks, and Bank of America, N.A. as the Administrative Agent. The Senior Revolving Credit Agreement provides that substantially concurrently with the closing of the Transaction (as defined below), New Mylan will become party to the Senior Revolving Credit Agreement as a co-borrower or guarantor, at New Mylan’s option.

The other terms of the Senior Revolving Credit Agreement are described in Item 1.01 of Mylan’s Current Report filed with the SEC on December 29, 2014 under the heading “New Senior Revolving Credit Agreement”, which is incorporated by reference into this Item 1.01.

At the closing of the Transaction (as defined below), New Mylan became a guarantor under the Senior Revolving Credit Agreement.

Senior Term Credit Agreement

On December 19, 2014, Mylan entered into a $800 million term credit agreement (the “Senior Term Credit Agreement”) among Mylan, certain lenders and issuing banks, and Bank of America, N.A. as the Administrative Agent. The Senior Term Credit Agreement provides that substantially concurrently with the closing of the Transaction (as defined below), New Mylan will become party to the Senior Term Credit Agreement as a co-borrower or guarantor, at New Mylan’s option.

The other terms of the Senior Term Credit Agreement are described in Item 1.01 of Mylan’s Current Report filed with the SEC on December 29, 2014 under the heading “New Senior Term Credit Agreement”, which is incorporated by reference into this Item 1.01.

At the closing of the Transaction (as defined below), New Mylan became a guarantor under the Senior Term Credit Agreement.

Shareholder Agreement

The information set forth in Item 2.01 of this Current Report is incorporated by reference into this Item 1.01.

Indemnification Agreements

On February 27, 2015, New Mylan entered into indemnification agreements with the directors of New Mylan. The indemnification agreements provide indemnification, to the fullest extent permitted by law, to each such director who was, is, or becomes in his or her capacity as director a party or witness or is or becomes threatened to be made a party or witness to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, against any and all liabilities, expenses (including attorneys’ fees), judgments, fines, amounts paid in settlement, and other losses, actually incurred by such director in connection with such action, suit, or proceeding.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by reference to the form of indemnification agreement, filed as Exhibit 10.1 to this Current Report and is incorporated by reference into this Item 1.01.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On February 27, 2015, pursuant to the Amended and Restated Business Transfer Agreement and Plan of Merger, dated as of November 4, 2014, between and among Abbott Laboratories, an Illinois corporation (“Abbott”), Mylan, New Mylan (formerly known as New Moon B.V. a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and existing under the laws of the Netherlands, with its corporate seat (statutaire zetel) in Amsterdam, the Netherlands), and Moon of PA Inc., a Pennsylvania corporation (“Merger Sub”) (the “BTA”), (a) New Mylan consummated its acquisition of Abbott’s non-U.S. developed markets specialty and branded generics business (the “Business”) in consideration for 110,000,000 New Mylan ordinary shares (the “Business Transfer”), (b) Merger Sub merged with and into Mylan, with Mylan surviving the merger and continuing as a wholly-owned subsidiary of New Mylan (the “Merger” and, together with the Business Transfer, the “Transaction”), and (c) each share of Mylan common stock issued and outstanding immediately prior to the effective time of the Merger was converted into the right to receive one New Mylan ordinary share. The exchange of shares of Mylan common stock for New Mylan ordinary shares is a taxable transaction for Mylan shareholders.

Prior to the closing of the Transaction, New Mylan converted into a public limited company (naamloze vennootschap) and was renamed “Mylan N.V.”. New Mylan will be led by Mylan’s current leadership team and board of directors. Following the closing of the Transaction, the former shareholders of Mylan own approximately 78% of the outstanding New Mylan ordinary shares and Abbott’s affiliates own approximately 22% of the outstanding New Mylan ordinary shares.

At the closing of the Transaction, New Mylan, Abbott, Laboratoires Fournier S.A.S. (“Abbott France”), Abbott Established Products Holdings (Gibraltar) Limited (“Abbott Gibraltar”), and Abbott Investments Luxembourg S.à r.l. (“Abbott Luxembourg”), and together with Abbott, Abbott France, Abbott Gibraltar and Abbott Luxembourg and each of their respective Permitted Transferees (as defined in the Shareholder Agreement), the “Abbott Shareholders”) entered into a Shareholder Agreement, which is attached as Exhibit 2.2 to this Current Report. The Shareholder Agreement imposes certain restrictions on the Abbott Shareholders, including prohibiting transfers of New Mylan ordinary shares to competitors of New Mylan and to activist investors as defined in the Shareholder Agreement, as well as customary standstill limitations so long as the Abbott Shareholders’ ownership interest in New Mylan equals or exceeds 5%. The Abbott Shareholders agree to vote their New Mylan ordinary shares, subject to certain exceptions relating to significant corporate transactions, in accordance with the recommendation by New Mylan’s board of directors. The Abbott Shareholders are also entitled to customary demand and piggy-back registration rights.

At the closing of the Transaction, New Mylan, Abbott and certain of their affiliates entered into ancillary agreements providing for transition services, manufacturing relationships and license arrangements.

Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), New Mylan is the successor issuer to Mylan, New Mylan’s ordinary shares are deemed to be registered under Section 12(b) of the Exchange Act, and New Mylan is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. New Mylan’s ordinary shares will be listed on the Nasdaq Global Select Market (“Nasdaq”) under the ticker symbol “MYL”.

Prior to the closing of the Transaction, the Mylan common stock was registered pursuant to Section 12(b) of the Exchange Act and listed on Nasdaq. The Mylan common stock will be suspended from trading on Nasdaq prior to the open of trading on March 2, 2015 and New Mylan ordinary shares will begin trading on Nasdaq under the ticker symbol “MYL”. Mylan will file a Form 15 with the SEC to immediately suspend its reporting obligations under Section 15(d) and 12(g) of the Exchange Act with respect to the shares of Mylan common stock.

The foregoing descriptions of the BTA, the Transaction, and the Shareholder Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the BTA filed as Exhibit 2.1 to this Current Report and as Annex A of the Proxy Statement/Prospectus forming part of the Registration Statement on Form S-4, as amended, of New Mylan which was declared effective by the Securities and Exchange Commission (the “SEC”) on December 23, 2014 (the “Proxy Statement/Prospectus), and the Shareholder Agreement filed as Exhibit 2.2 to this Current Report and the form of which was filed as Annex B of the Proxy Statement/Prospectus, and the full text of each of the BTA and the Shareholder Agreement are incorporated by reference into this Item 2.01.

Item 2.03.	Creation of a Direct Financial Obligation.

Second Supplemental Indenture to the Cash Convertible Notes Indenture

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Warrants and Convertible Note Hedges

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Senior Notes Guarantees

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Senior Revolving Credit Agreement

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Senior Term Credit Agreement

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

At the closing of the Transaction, New Mylan issued 110,000,000 ordinary shares collectively to Abbott France, Abbott Luxembourg and Abbott Gibraltar as consideration for the Business in connection with the Business Transfer. Those shares were issued in a transaction not registered under the Securities Act. However, a resale registration statement in respect of those shares will be filed with the SEC.

The information set forth in Item 2.01 of this Current Report is incorporated by reference into this Item 3.02.

Item 3.03.	Material Modification to the Rights of Security Holders.

At the closing of the Transaction, each issued and outstanding share of Mylan common stock immediately prior to the effective time of the Merger was converted into the right to receive one New Mylan ordinary share.

The information set forth in Item 2.01 of this Current Report is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth in Item 2.01 of this Current Report is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

In connection with the Transaction, each member of the New Mylan board of directors resigned immediately prior to the closing of the Transaction.

Appointment of Directors

In connection with the Transaction, all of the members of the Mylan board of directors were appointed as members of the New Mylan board of directors, effective as of the closing of the Transaction. The following individuals have been appointed to the New Mylan board of directors: Robert J. Coury, Heather Bresch, Wendy Cameron, Robert J. Cindrich, JoEllen Lyons Dillon, Neil Dimick, Melina Higgins, Douglas J. Leech, Rajiv Malik, Joseph C. Maroon, M.D., Mark W. Parrish, Rodney L. Piatt, and Randall L. Vanderveen, Ph.D., R.Ph. Mr. Coury was designated as chairman of the board of directors.

As of the closing of the Transaction, the committees of the New Mylan board of directors were constituted as follows:

Audit Committee
Neil Dimick – Chairman
Melina Higgins
Douglas J. Leech
Rodney L. Piatt

Compensation Committee
Rodney L. Piatt – Chairman
Wendy Cameron
Neil Dimick
Mark W. Parrish

Compliance Committee
Mark W. Parrish – Chairman
Robert J. Cindrich
JoEllen Lyons Dillon
Joseph C. Maroon, M.D.
Randall L. Vanderveen, Ph.D. R.Ph

Executive Committee
Robert J. Coury – Chairman
Neil Dimick
Rodney L. Piatt

Finance Committee
Melina Higgins – Chairman
Neil Dimick
Douglas J. Leech
Mark W. Parrish
Rodney L. Piatt

Governance and Nominating Committee
Douglas J. Leech – Chairman
Wendy Cameron
Robert J. Cindrich
Joseph C. Maroon, M.D.
Rodney L. Piatt

Science and Technology Committee
Joseph C. Maroon, M.D. – Chairman
Heather Bresch
Robert J. Cindrich
Rajiv Malik
Randall L. Vanderveen, Ph.D., R.Ph.

Appointment of Officers

In connection with the Transaction, the following individuals were appointed as the officers of New Mylan, effective as of the closing of the Transaction.

Name	Position(s)
Robert J. Coury	Chairman of the Board/Executive Chairman
Heather Bresch	Chief Executive Officer
(Principal Executive Officer)
Rajiv Malik	President
John Sheehan	Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)
Anthony Mauro	President, North America

Assumption of Amended and Restated 2003 Long-Term Incentive Plan

In connection with the Transaction, New Mylan assumed the Mylan Inc. Amended and Restated 2003 Long-Term Incentive Plan.

Additional information required by this Current Report is included in the Proxy Statement/Prospectus and is incorporated by reference into this Item 5.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Immediately prior to the closing of the Transaction, pursuant to the terms of the BTA, New Mylan amended and restated its articles of association as described in the Proxy Statement/Prospectus. A copy of the New Mylan articles of association is attached hereto as Exhibit 3.1 and is incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The combined financial statements of the Business and the independent auditors’ report thereon and the related notes thereto are included in the Proxy Statement/Prospectus and are incorporated by reference into this Item 9.01.

(b) Pro Forma Financial Information.

The unaudited pro forma financial information required to be furnished by this Current Report is included in the Proxy Statement/Prospectus and is incorporated by reference into this Item 9.01.

(d) Exhibits

The agreements included or incorporated by reference as exhibits to this Current Report contain representations and warranties by each of the parties to the applicable agreement. Those representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

We acknowledge that, notwithstanding the inclusion of the foregoing cautionary statements, we are responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report not misleading.

Exhibit No.	Description

2.1	Amended and Restated Business Transfer Agreement and Plan of Merger, dated as of November 4, 2014, between and among Abbott Laboratories, Mylan Inc., New Moon B.V. and Moon of PA (incorporated by reference to Annex A to the Proxy Statement/Prospectus).

2.2	Shareholder Agreement by and among Mylan N.V., Abbott Laboratories, Laboratoires Fournier S.A.S., Abbott Established Products Holdings Gibraltar Limited, and Abbott Investments Luxembourg S.à r.l.*

3.1	Amended and Restated Articles of Association of Mylan N.V.*

4.1	Second Supplemental Indenture, dated as of February 27, 2015, between and among Mylan Inc., as Issuer, Mylan N.V. and The Bank of New York Mellon, as Trustee, to the Indenture dated as of September 15, 2008.*

4.2	Third Supplemental Indenture, dated as of February 27, 2015, between and among Mylan Inc., as Issuer, Mylan N.V. and The Bank of New York Mellon, as Trustee, to the Indenture dated as of September 15, 2008.*

4.3	Second Supplemental Indenture, dated as of February 27, 2015, between and among Mylan Inc., as Issuer, Mylan N.V., as Guarantor, and The Bank of New York Mellon, as Trustee, to the Indenture dated as of May 19, 2010.*

4.4	First Supplemental Indenture, dated as of February 27, 2015, between and among Mylan Inc., as Issuer, Mylan N.V., as Guarantor, and The Bank of New York Mellon, as Trustee, to the Indenture dated as of December 21, 2012.*

4.5	First Supplemental Indenture, dated as of February 27, 2015, between and among Mylan Inc., as Issuer, Mylan N.V., as Guarantor, and The Bank of New York Mellon, as Trustee, to the Indenture dated as of June 25, 2013.*

4.6	Second Supplemental Indenture, dated as of February 27, 2015, between and among Mylan Inc., as Issuer, Mylan N.V., as Guarantor, and The Bank of New York Mellon, as Trustee, to the Indenture dated as of November 29, 2013.*

10.1	Form of indemnification agreement.*

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN N.V.

Date: February 27, 2015	By:	/s/ John D. Sheehan
John D. Sheehan
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amended and Restated Business Transfer Agreement and Plan of Merger, dated as of November 4, 2014, between and among Abbott Laboratories, Mylan Inc., New Moon B.V. and Moon of PA (incorporated by reference to Annex A to the Proxy Statement/Prospectus).

2.2	Shareholder Agreement by and among Mylan N.V., Abbott Laboratories, Laboratoires Fournier S.A.S., Abbott Established Products Holdings Gibraltar Limited, and Abbott Investments Luxembourg S.à r.l.*

3.1	Amended and Restated Articles of Association of Mylan N.V.*

4.1	Second Supplemental Indenture, dated as of February 27, 2015, between and among Mylan Inc., as Issuer, Mylan N.V. and The Bank of New York Mellon, as Trustee, to the Indenture dated as of September 15, 2008.*

4.2	Third Supplemental Indenture, dated as of February 27, 2015, between and among Mylan Inc., as Issuer, Mylan N.V. and The Bank of New York Mellon, as Trustee, to the Indenture dated as of September 15, 2008.*

4.3	Second Supplemental Indenture, dated as of February 27, 2015, between and among Mylan Inc., as Issuer, Mylan N.V., as Guarantor, and The Bank of New York Mellon, as Trustee, to the Indenture dated as of May 19, 2010.*

4.4	First Supplemental Indenture, dated as of February 27, 2015, between and among Mylan Inc., as Issuer, Mylan N.V., as Guarantor, and The Bank of New York Mellon, as Trustee, to the Indenture dated as of December 21, 2012.*

4.5	First Supplemental Indenture, dated as of February 27, 2015, between and among Mylan Inc., as Issuer, Mylan N.V., as Guarantor, and The Bank of New York Mellon, as Trustee, to the Indenture dated as of June 25, 2013.*

4.6	Second Supplemental Indenture, dated as of February 27, 2015, between and among Mylan Inc., as Issuer, Mylan N.V., as Guarantor, and The Bank of New York Mellon, as Trustee, to the Indenture dated as of November 29, 2013.*

10.1	Form of indemnification agreement.*

*	Filed herewith